EXHIBIT 99.1

LONGEVITY HEALTH HOLDINGS ANNOUNCES MERGER WITH THPLASMA AND TERMINATION OF 20/20 BIOLABS TRANSACTION

July 14, 2025

Longevity Health Holdings, Inc. (Nasdaq: XAGE), a company focused on human longevity and healthy aging (“Longevity”, the “Company”, “we”, “our”, or “us”), today announced the execution of a definitive merger agreement (the “Merger”) with True Health Inc., a leading player in the fast growing plasma collection industry under the THPlasma brand (“THPlasma”), to combine the companies in an all-stock transaction. Following the closing of the Merger (the “Closing”), the combined company is expected to continue to trade on Nasdaq under the symbol “XAGE.”

Longevity today also announced the mutual termination of the 20/20 BioLabs transaction pursuant to the terms of the merger agreement.

The announced merger with THPlasma follows Longevity’s acquisition of Carmell Therapeutics (“Carmell”) in July 2023 and Elevai Skincare (“Elevai”) in January 2025. The Carmell technology platform is based on plasma-derived growth factors, whereas Elevai is based on exosomes derived from hUM stem cells.

Despite supplying over 60% of the world’s plasma, the United States faces a shortfall in plasma and plasma-derived therapeutics - like immunoglobulins, clotting factors, and albumin. THPlasma is playing a critical role in addressing this shortfall with a rapidly growing footprint of plasma collection centers.

Highlights of the THPlasma business:

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Ramping up from 2 centers in FY24 (New Jersey) to 5 centers (New Jersey and Pennsylvania) in FY25.
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Guaranteed sales offtake agreements for $100 million in annual sales.
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Achieved cash profitability in FY2024.
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Estimated FY2025 revenue of $10 million, EBITDA of $2 million and net income of $1 million.1
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Estimated FY2026 revenue of $32 million (~220% YoY growth) and EBITDA of $7 million (250% YoY growth), and net income of $4 million (~325% YoY growth).1
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Targeting rapid growth through acquisitions and organic growth.

Highlights of the Transaction:

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THPlasma valued at $59 million plus $20 million earnout linked with the achievement of financial results.
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THPlasma valued at 2.5 times FY26E revenue inclusive of earnout.
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Longevity stock valued at $3.00, a 12% premium to the July 11th (Friday) closing price.
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No cash conditions precedent to merger closing.
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Mr. Rajiv Shukla, Chairman and CEO of Longevity, will serve as Executive Chairman, and Mr. George Chi, Founder and CEO of THPlasma, will be appointed as Co-Chairman and CEO post-Closing.
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The transaction has been unanimously approved by the Board of Directors of both companies and is expected to close in the fourth quarter of 2025, subject to customary closing conditions, including approvals by the stockholders of each company.

Said Mr. George Chi, Founder and CEO of THPlasma, “I am thrilled to announce our merger with Longevity, a transformative step expected to supercharge our growth by unlocking access to public markets and future M&A opportunities. Our teams are strategically aligned to fuel innovation, accelerate scale, and deliver value across the board. This is an exciting milestone in our journey, and I look forward to the incredible opportunities ahead as we build the future together through our disciplined execution approach.”

Said Mr. Rajiv Shukla, Chairman and CEO of Longevity, “We are excited to announce a significant inflection point in our shareholder value creation journey. Our merger with a rapidly growing, cash-profitable business valued at an attractive multiple will benefit our shareholders. We expect to drive further growth in THPlasma through M&A and organic growth.”

About THPlasma:

THPlasma operates a chain of plasma collection centers in the Northeast United States. The Company has long-term partnerships with key Industry players for guaranteed sales offtake up to $100 million per year.

About Longevity:

Longevity Health Holdings is focused on longevity and healthy aging, encompassing the latest scientific advances in regenerative bio-aesthetics, diagnostics, and nutrition. Our products are aimed at helping people look and feel their best at any age.

Forward-Looking Statements:

This press release contains forward-looking statements that are based on beliefs, assumptions and information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology. However, not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this press release include, but are not limited to, statements regarding the structure, timing and completion of the proposed Merger; expectations regarding the ownership structure of the combined company; the anticipated timing of the Closing; the expected executive officers of the combined company; the combined company’s expected post-Closing revenue and operational savings and synergies following the Merger; the future operations and products of the combined company; and the location of the combined company’s corporate headquarters. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among others, risks related to (i) the risk that the conditions to the Closing are not satisfied, including the failure to timely obtain stockholder approval for the transaction, if at all; (ii) uncertainties as to the timing of the consummation of the proposed Merger and the ability of each company to consummate the proposed Merger; (iii) risks related to Longevity’s ability to maintain its listing on the Nasdaq Capital Market and to manage its operating expenses and its expenses associated with the proposed Merger pending the Closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed Merger; (v) the risk that as a result of adjustments to the exchange ratio, each company’s stockholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Longevity’s common stock relative to the value suggested by the exchange ratio; (vii) unexpected costs, charges or expenses resulting from the transaction; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; (ix) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance the commercialization, development and marketing of its products; (x) risks associated with the possible failure to realize certain anticipated benefits of the proposed Merger, including with respect to future financial and operating results; (xi)risks related to the diversion of management’s attention from our ongoing business; (xii) the risk of unknown liabilities arising after the Merger; (xiii) the ability to recognize anticipated benefits from our commercial products, R&D pipeline, distribution agreements, changes in applicable laws or regulations; (xiv) the possibility that we may be adversely affected by other economic, business, and/or competitive factors, and (xv) other risks and uncertainties, those described under the header “Risk Factors” in the Annual Report on Form 10-K filed by Longevity with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2025, and in our other reports filed with the SEC. Most of these factors are outside of Longevity’s control and are difficult to predict. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame or at all. Except as required by law, we undertake no obligation to publicly update any forward-looking statement contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Non-GAAP Measures

This press release includes THPlasma’s projected EBITDA, which is a non-GAAP financial measure and represents earnings before interest, taxes, depreciation and amortization. In addition to financial measures calculated and presented in accordance with GAAP, the Company believes that non-GAAP financial measures, when reviewed in conjunction with GAAP financial measures, can provide more information to assist investors in evaluating trends and performance. These non-GAAP financial measures should be considered in addition to, and not superior to, or as a substitute for, the GAAP financial measures presented in this press release.

Use of Projections

This press release contains projected financial information with respect to THPlasma based on management’s experience and plans for THPlasma’s expansion. Neither THPlasma’s nor the Company’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to such projected financial information for purposes of inclusion in this press release, and, accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purposes of this press release. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. While all financial projections, estimates and targets are necessarily speculative, the Company believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See "Forward-Looking Statements" above. Actual results may differ materially from the results contemplated by the projected financial information contained in this press release, and the inclusion of such projected financial information in this press release should not be regarded as a representation by any person that the results reflected in such projected financial information will be achieved.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transaction or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

This communication relates to the proposed Merger involving THPlasma and Longevity and may be deemed to be solicitation material in respect of the proposed Merger. In connection with the proposed Merger, Longevity will file relevant materials with the SEC, including a registration statement on Form S-4 (the “Form S-4”) that will contain a proxy statement (the “Proxy Statement”) and prospectus. This communication is not a substitute for the Form S-4, the Proxy Statement or for any other document that Longevity may file with the SEC and or send to Longevity’s stockholders in connection with the proposed Merger. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF LONGEVITY ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LONGEVITY, THE PROPOSED MERGER AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the Form S-4, the Proxy Statement and other documents filed by Longevity with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Longevity with the SEC will also be available free of charge on Longevity’s website at www.healthxage.com or by contacting Bryan Cassaday at bcassaday@healthxage.com.

Participants in the Solicitation

Longevity, THPlasma, and their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies from Longevity’s stockholders with respect to the proposed Merger under the rules of the SEC. Information about the directors and executive officers of Longevity is set forth in its Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 31, 2025, subsequent Quarterly Reports on Form 10-Q and other documents that may be filed from time to time with the SEC. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the Form S-4, the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents as described above.

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1 Projected revenue and EBITDA is for THPlasma on a standalone basis and does not reflect the expected impact of the Merger.

Contact:

Bryan Cassaday

bcassaday@healthxage.com